Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark D. Okerstrom, Chief Financial Officer of Expedia, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1)	the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 26, 2012	/s/ MARK D. OKERSTROM
Mark D. Okerstrom
Chief Financial Officer